SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 17, 1997
(Date of earliest event reported)

Commission File No. 333-32857



                       NationsBanc Asset Securities, Inc.
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        Delaware                                        Applied For
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                              28255
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Address of principal executive offices                             (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Asset Securities, Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

         (99)                            Computational Materials
                                         prepared by NationsBanc Asset
                                         Securities, Inc. in connection
                                         with NationsBanc Asset Securities,
                                         Inc. Asset Backed Certificates,
                                         Series 1997-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONSBANC ASSET SECURITIES, INC.


December 17, 1997

                                     By: /s/ Robert Perret
                                         ------------------
                                         Robert Perret
                                         Senior Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             --------------

   (99)                Computational Materials                       P
                       prepared by NationsBanc Asset
                       Securities, Inc. in connection
                       with NationsBanc Asset Securities,
                       Inc. Asset Backed Certificates,
                       Series 1997-1